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                        SECURITIES AND EXCHANGE AND COMMISSION

                               Washington, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 10, 1996



                                BOOLE & BABBAGE, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE
                    (State or other jurisdiction of incorporation)



    0-132-58                                             94-1651571
(Commission File No.)                       (IRS Employer Identification No.)



                                   3131 ZANKER ROAD
                              SAN JOSE, CALIFORNIA 95134
                (Address of principal executive offices and zip code)



          Registrant's telephone number, including area code: (408) 526-3000


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Item 5.   Other Events.

    On December 10, 1996, Boole & Babbage, Inc., a Delaware corporation (the "Company"), announced the execution of an Agreement and Plan of Merger and Reorganization dated as of December 10, 1996 (the "MAXM Reorganization Agreement"), among the Company, Minimum Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Minimum Sub"), and MAXM Systems Corporation, Inc., a Delaware corporation ("MAXM"), a copy of which is attached hereto as Exhibit 2.1. The MAXM Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including the adoption of the MAXM Reorganization Agreement and the approval of the transactions contemplated thereby by MAXM stockholders, Minimum Sub will be merged into MAXM (the "MAXM Merger"), and MAXM will become a wholly-owned subsidiary of the Company. Pursuant to the MAXM Reorganization Agreement, all of the outstanding voting capital stock of MAXM will be exchanged for up to 1,189,654.50 shares of common stock of the Company (which number of shares takes into account the 3 for 2 stock split effected by the Company on December 11, 1996). The MAXM Merger is intended to constitute a transaction which is taxable to the Company's stockholders and to qualify for pooling of interests accounting treatment.

    The Company, concurrently with the execution of the MAXM Reorganization Agreement, entered into Shareholders Agreements (in substantially the form attached hereto as Exhibit 99.1) with certain stockholders of MAXM who in the aggregate hold a majority of the outstanding voting capital stock of MAXM. Pursuant to the Shareholders Agreements, such stockholders have agreed, among other things, to vote their shares in favor of the MAXM Merger.

    The Company issued a press release (the "Press Release") announcing the proposed Merger, which is filed herewith as Exhibit 99.2.


                                      2.

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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.

(c)  Exhibits


Exhibit No.        Description

2.1 Agreement and Plan of Merger and Reorganization dated December 10, 1996, by and among Boole & Babbage, Inc., a Delaware corporation, Minimum Acquisition Sub, Inc., a Delaware corporation, and MAXM Systems Corporation, Inc., a Delaware corporation

99.1               Form of Shareholders Agreement

99.2               Press Release dated December 10, 1996



                                      3.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BOOLE & BABBAGE, INC.


Dated:  December 19, 1996              By: /s/Arthur F. Knapp, Jr.
                 --                       -----------------------------------
                                       Arthur F. Knapp, Jr.
                                       Senior Vice President, Chief Financial
                                       Officer and Secretary


                                      4.